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                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                        Date of Report:  October 5, 1995




                        UNIVERSAL HEALTH SERVICES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                        0-10454                            23-2077891
--------------               ---------------------               --------------------
(State of                    (Commission File No.)                 (IRS Employer
Incorporation)                                                    Identification No.)


         367 South Gulph Road, King of Prussia, Pennsylvania  19406
         ----------------------------------------------------------
         (Address of principal executive offices          Zip Code)



       Registrant's telephone number, including area code:  610-768-3300





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The Undersigned Registrant hereby amends its Form 8-K dated September 15, 1995 as set forth in the attached pages.



(C) EXHIBITS:

23.1 Consent of Ernst & Young LLP, Independent Certified Public Accountants.





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               UNIVERSAL HEALTH SERVICES, INC.
                                        (Registrant)



                               By:   /s/ Kirk E. Gorman
                               -------------------------------------------------
                               Senior Vice President and Chief Financial Officer

Dated: October 5, 1995
                               (Principal Financial Officer and
                                Duly Authorized Officer)





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